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                      DRILLING LEASE NO. 224-B AS MODIFIED


                                     BETWEEN


                    TRUSTEES OF THE INTERNAL IMPROVEMENT FUND

                             OF THE STATE OF FLORIDA


                                       AND


                            COASTAL PETROLEUM COMPANY



                                   -----------




                                February 27, 1947







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



                      DRILLING LEASE NO. 224-B AS MODIFIED

      WHEREAS, pursuant to the provisions of Chapter 20680, Laws of Florida, Acts of 1941, for a valuable consideration therein stated, the Trustees of the Internal Improvement Fund of the State of Florida, as Lessor, and Arnold Oil Explorations, Inc., a Florida corporation having its principal place of business in Groveland, Florida, now Coastal Petroleum Company with its principal place of business in St. Petersburg, Florida, as Lessee, duly executed Drilling Lease No. 224-B, dated the 27th day of March, 1946, which said lease is now in full force and effect, and all rentals due thereon have been duly paid, and

      WHEREAS, the United States of America has made claim to the title to a large part of the areas included within said lease, and WHEREAS, the United States of America has filed suit against the State of California, being No. 12 Original, 1945 Term, which suit involves the title to and oil rights of Tidewater Lands of the State of California, (but may affect the title to a large part of the areas included within the said lease) and

      WHEREAS, such litigation renders the reformation of the Drilling Blocks as described in Lease No. 224-B expedient and desirable for the purpose of permitting immediate drilling thereunder while maintaining within such lease provisions the areas included in such Drilling Blocks pending the outcome of such litigation and assures to the said parties a reasonable area around each well drilled the title to which is not questioned in such suit, and

      WHEREAS, certain other provisions of said lease appear difficult of construction, and require clarification as between the said parties, and

      WHEREAS, it is the purpose and intent of the said parties to modify said lease in certain particulars only to permit a practical performance thereof, but not to extinguish said lease, nor to relieve the parties thereto of their obligations thereunder, but to render the same more certain and explicit, and

      WHEREAS, it is the purpose and intent of the said parties to ratify and confirm, with the modifications hereinafter shown, the said Drilling Lease No. 224-B.

      Now, THEREFORE, said lease is hereby modified in certain particulars only so that the same shall now read as follows:

      "THIS AGREEMENT, Made and entered into in duplicate this 27th day of March, A. D. 1946, by and between the Trustees of the Internal Improvement Fund of the State of Florida, hereinafter called 'TRUSTEES' or 'LESSORS', and ARNOLD OIL EXPLORATIONS, INC., a Florida corporation, having its principal place of business in Groveland, Florida, hereinafter called 'LESSEE'.

                                   WITNESSETH:

      For and in consideration of the sum of Five Hundred ($500.00) Dollars per drilling block as hereinafter described, to them in hand paid, receipt whereof is hereby acknowledged, together with the covenants, agreements and stipulations hereinafter contained, as well as in further reference to and in pursuance of a certain EXPLORATION CONTRACT FOR OIL, GAS AND MINERALS AND OPTION TO LEASE, heretofore executed between Trustees and Lessee, the same being dated the 4th day of October, 1941, said Trustees, under authority of Chapter 20680, Laws of Florida, Acts of 1941, have leased, and by these presents do hereby lease, unto said Lessee for the sole and only purpose of prospecting, drilling, mining and operating for the production of oil, gas and sulphur, laying pipe lines, building tanks, roads, power stations and structures thereon, but not including bulkheading and filling water bottoms except when express permission therefor has been obtained from Trustees, as may be necessary to produce, save and take care of said products and taking the production thereof, those certain areas referred to in said Exploration Contract as DRILLING BLOCKS and more particularly described as follows, to wit:
      All water bottoms of the Gulf of Mexico within three leagues (10.36 statute miles) of the ordinary high water mark of the outermost shore included within Drilling Blocks 5, 6, 7 and 8 inclusive as said drilling blocks appear upon a map which is attached hereto and made a part of this lease.
      Also all submerged lands and water bottoms of all bays, sounds and bayous of the Gulf, and adjacent Government waterfront lots contiguous to the water bottoms of the Gulf of Mexico herein first described in Drilling Blocks 5, 6, 7 and 8 as said drilling blocks appear upon a map which is attached hereto and made a part of this lease.
      Also the bottoms of and water bottoms adjacent to the rivers hereinafter named which flow through natural channels in the Gulf of Mexico, to wit: Myakka, Manatee, Little Manatee, Alafia, Caloosahatchee (from its month to LaBelle Bridge), Peace River to Township 29/30, included within said Drilling Blocks 5, 6, 7 and 8 as shown on said map.
      The Lessor finds and it is agreed that Lease 224-B prior to modification was intended to include all lands submerged and unsubmerged which are described herein, and that all lands submerged and unsubmerged which were included in Lease 224-B prior to modification including but not by way of limitation all areas described therein as Drilling Blocks 14-A to 24-A inclusive, Drilling Blocks 1-B to 7-B inclusive, the south portion of Drilling Block 8-B and all of Drilling Blocks 1-C and 2-C are included herein.
      This lease covers the area included between the northern boundary of Lease 224-B prior to modification, which is the projection westward from the shore of the township line between Townships 25 and 26 South; the southern boundary of said lease prior to modification, which is Latitude 26(degree) North; the western, or off-shore boundary, shall be a line 10.36 statute miles seaward from the outermost land; the eastern boundary shall include the areas as described in Exploration Contract No. 224, dated October 4, 1941.

      DRILLING BLOCK NO. 5 of said lease shall include the area as follows:

               Bounded on the north by the southern boundary of Lease No. 224-A prior to modification, which is the projection westward from the shore of the township line between Townships 25 and 26 South; on the south by the projection westward from the shore of the township line between Townships 31 and 32 South; the western, or off-shore boundary, shall be a line 10.36 statute miles seaward from the outermost land; the eastern boundary shall include the area as described in Exploration Contract No. 224, dated October 4, 1941.

      DRILLING BLOCK NO. 6 of said lease shall include the area as follows:

               Bounded on the north by the southern boundary of Drilling Block No. 5 as herein defined; on the south by the western projection from the shore of the township line between Townships 38 and 39 South; the western, or off-shore boundary, shall be a line 10.36 statute miles seaward from the outermost land; the eastern boundary shall include the area as described in Exploration Contract No. 224, dated October 4, 1941.

      DRILLING BLOCK NO. 7 of said lease shall include the area as follows:

               Bounded on the north by the southern boundary of Drilling Block No. 6 as herein defined; on the south by the western projection of the township line between Townships 44 and 45 South; the western, or off-shore boundary, shall be a line 10.36 statute miles seaward from the outermost land; the eastern boundary shall include the area as described in Exploration Contract No. 224, dated October 4, 1941.

      DRILLING BLOCK NO. 8 of said lease shall include the area as follows:

               Bounded on the north by the southern boundary of Drilling Block No. 7 as herein defined; on the south by the southern boundary of Lease No. 224-B prior to modification, which is Latitude 26(degree) North; the western, or off-shore boundary, shall be a line 10.36 statute miles seaward from the outermost land; the eastern boundary shall include the area as described in Exploration Contract No. 224, dated October 4, 1941.

      All rivers, sloughs, arms and overflow lands included in the above blocks are to be considered a part of that particular drilling block into which the respective river, slough, arm or overflow land drains or empties.
      The lease and its subdivision into drilling blocks are shown on a map attached hereto and made a part hereof.
        Each drilling block shall comprise all coastal off-shore areas of the Gulf of Mexico, together with all bars, islands and adjacent Government waterfront lots contiguous thereto; all bays, bayous, sounds and inlets of the Gulf, together with all connecting sloughs, flats and/or the overflow and/or submerged lands, all bars and islands and all adjacent Government waterfront lots contiguous to such areas; all rivers and lakes named herein, together with all connecting sloughs, arms and overflow lands located in such waters.
      It is mutually covenanted, understood and agreed by and between the respective parties hereto that the terms of this lease be and they are as follows:

      In consideration of the sum hereinbefore stated, the work herein agreed to be performed, the royalties herein provided for, and all other agreements of Lessee herein contained, said Trustees do hereby grant, lease and let exclusively unto Lessee and Lessee's successors and assigns, subject to the express permission requirements herein contained, those certain areas hereinbefore described, for the purpose of drilling for and producing therefrom oil, gas, sulphur, casinghead gas and casinghead gasoline, together with rights of way and easements for roads, pipe lines, telephone and telegraph lines, tanks, power houses, stations, gasoline plants and fixtures for producing, treating and caring for such products, as well as any and all other rights and privileges necessary and incident to or convenient for the economical operation of such areas, alone or conjointly with neighboring areas, for oil, gas, sulphur, casinghead gas and casinghead gasoline; and with the further right to inject water, gas or air into sub-surface strata, provided such injections in no way damage any water or intrude any structure containing water suitable and necessary for either present or future domestic requirements.

                                       -2-

        Subject to the other provisions herein contained, this lease shall be for a term of five (5) years, computed from March 27, 1946, hereinafter sometimes referred to as the primary term, and as to each DRILLING BLOCK as long thereafter as oil, gas or other minerals are produced from such Drilling Block, subject to renewal thereof for periods of five (5) years each, as hereinafter provided.

        Lessee agrees to drill at least one (1) test well on each Drilling Block within the first five year period of this lease, and to drill at least one (1) additional well in each succeeding five (5) year renewal period hereof upon each separate Drilling Block until the total number of wells drilled upon each Drilling Block shall equal one-half (1/2) the number of sections of land, or equivalent, embraced in such Drilling Block.
        Lessee at the time the drilling of each well on a Drilling Block is commenced shall file with Trustees a written declaration describing the Drilling Block and the sections of land thereof to which such well shall apply. If no well shall be commenced within the first five (5) year period of this lease, all rights to renew this lease shall become unenforceable and the entire lease shall be void, and if during each subsequent five (5) year renewal period hereof no well or wells be commenced as required herein, such renewal lease contract in its entirety shall become terminated as to any area in such Drilling Block not in a status conformable in this particular with the requirements of this lease.
      The location of well or wells in each Drilling Block is at the option of Lessee. Said well or wells shall be drilled to a depth not less than six thousand (6,000) feet, when drilling is specified unless oil, gas or sulphur has been found in paying quantities or igneous rock, or Paleozoic formation, or formations not susceptible of being drilled with first-class drilling equipment is encountered at a lesser depth.

      If drilling operations on the said test well are not commenced within five years from March 27, 1946, and continued thereafter to completion with reasonable diligence and in a workmanlike manner to discover and develop said premises for the production of oil, gas or sulphur until such wells are completed or abandoned, the entire lease shall be void, provided, however, that if the Lessee shall have commenced drilling operations during the primary term, which after completion shall comprise in the aggregate 24,000 feet of hole, all drilling obligations herein required during the prilnary term shall have been met and said lease shall be renewed for the ensuing five year period as to all of the Drilling Blocks described herein. Thereafter, if drilling operations on a well or wells are not commenced within each five year period, and continued thereafter to completion with reasonable diligence and in a workmanlike manner to discover and develop such premises for the production of oil, gas or sulphur until such wells are completed or abandoned, the entire lease shall be void, provided, however, that if the Lessee shall have commenced drilling operations during the said term of five years, or any subsequent term, which after completion shall comprise in the aggregate 24,000 feet of hole, all drilling obligations herein required during the said term shall have been met and said lease shall be automatically renewed for the ensuing five year period, as to all of the Drilling Blocks described herein.
      Notwithstanding all provisions to the contrary, it is understood that drilling of a total of 24,000 feet in wells begun during the primary term and drilling of a total of 24,000 feet in drilling operations begun in each five year term thereafter shall operate to extend this lease as to all of the Drilling Blocks described herein for an additional term of five years. Drilling operations commenced on any block or blocks that result in meeting the depth requirement herein contained shall operate to hold that block and any excess over 6,000 feet drilled on any block shall constitute a credit and be applied against the footage Lessee is obligated to drill on any other drilling block in said lease.
      What is termed a core hole, or hole for formation determination, shall not be considered a well under the terms of this lease.
      The Lessor does hereby find that the plan of drilling on said Drilling Blocks as herein set out is of advantage to the Lessor for the accomplishment of the purpose of discovering and producing oil on the premises herein leased and carries out the real intent and purpose of Drilling Lease 224-B prior to modification.

      The royalties to be paid Trustees are:

               (a) On Oil, if paid in kind, one-eighth (1/8) of that produced and saved from said land, the same to be delivered at the wells, or to the credit of Trustees into the pipe line to which the lines may be connected; Lessee shall have the right from time to time to purchase any royalty oil in Lessee's possession, paying the market price therefor prevailing for the field where produced, on the date of purchase.

               (b) On Gas, including casinghead gas or other gaseous substances, produced from said land and sold or used off the premises, or in the manufacture of gasoline or other products therefrom, the market value at the mouth of the well of one-eighth (1/8) of the gas, in its natural state, so sold or used, provided that on gas sold at the wells the royalty shall be one-eighth (1/8) of the amount of such sale; where gas, from a well producing gas only, is not sold or used, Lessee must pay as royalty One Hundred ($100.00) Dollars on such well per year, and upon such payment it will be considered that gas is being produced within the meaning of Paragraph 2 hereof for one five (5) year lease period if Lessee desires the renewing privilege of said paragraph with respect thereto.

               (c) On Sulphur, the royalty shall be fifty ($.50) per long ton, payable when mined.

               (d) Any and all cash payments hereunder by Lessee to Trustees shall be made by said Lessee to Trustees at Tallahassee, Florida.

               (e) Lessee shall have the free use of oil, gas and water from said lands, when used in the operation of this lease, which shall not be subject to royalty requirements hereof.

      For the purpose of examining the production therefrom, Trustees or their authorized representatives or agents at all reasonable times shall have access to the wells, gauge books, oil and/or gas meters, tanks, reservoirs, sump holes, building, and other structures and appliances placed upon the lands by Lessee.

      Lessee agrees to keep logs of any and all wells drilled upon the leased premises, which said logs shall at all times be subject to inspection of Trustees, their representatives or agents, and within such time as required by law Lessee shall furnish the Trustees with a copy of said log. Lessee also agrees to take regular samples of material encountered, at intervals not greater than thirty (30) feet, and, as each sample is taken, to forward to the said Trustees a portion thereof, not less than three (3) omices in weight, within such time as required by law, marked to indicate the Drilling Block from which it is taken and the depth and the day the same is taken. Lessee further agrees to keep true and correct accounts of petroleum and/or gas, or other valuable substances from each and every well drilled on the leased premises where any production is found and saved, which said accounts shall be open at all times to the inspection of Trustees or their authorized representatives or agents.

      The total area in said Drilling Blocks 5, 6, 7 and 8 is agreed to be 1,974,360 acres, whether the same is actually later determined to be more or less, and the total annual rental thereon shall be $27,048.00, and which sum the Lessor does hereby find is equal to the amount provided to be paid as rental by the Lessee under this lease before modification. No rentals shall be paid on any area, or the portion of any area, which Lessee has surrendered to Trustees as herein provided, nor shall Lessee be required to pay rentals on any drilling block wherein oil in commercial quantities is being produced.
      For rental purposes, each drilling block shall be deemed to be one-fourth (1/4) of the total acreage and for any part of a drilling block at the rate which that part bears to the whole.

      The drilling of each well shall be prosecuted with due diligence as hereinbefore required. If the first and all subsequent wells drilled on any Drilling Block commenced within the terms of this lease and before the expiration of five (5) years from this date, shall result as dry holes, then the lease shall be extended as to such Drilling Block for an additional period of five (5) years under the terms and conditions as herein set out for such renewal period. The payment or tender of rental may be made by the valid check or draft of Lessee mailed or delivered to Lessor on or before such date of payment. The down cash payment at the time of executing this lease is consideration for this lease according to its terms and shall not be allocated as mere rental for a period.
      This lease contemplates the reasonable development of the oil and gas underlying the land described in this lease including the drilling of as many wells as a reasonably prudent operator would drill under the same or similar circumstances. In the event a well or wells producing oil or gas in paying quantities should be brought in on adjacent land and within three hundred thirty
(330) feet of and draining the leased premises, or acreage pooled therewith, Lessee agrees to drill such offset wells as a reasonably prudent operator would drill under the same or similar circumstances.

      On what are commonly termed coastal and tide water areas, no well shall be begun nearer than two hundred (200) feet from the ordinary high water mark of the shore, nor for lake and river areas, nearer than fifty (50) feet from the ordinary high water mark, without the written consent of the owner of adjoining upland; nor shall any well be begun within one-eighth (1/8) of a mile of the shore line in front of any village of five (5) or more families; and where the majority of the dwelling houses occupied by said families are each less than three hundred (300) feet from another of such dwelling houses, without the written consent of the owners of the water front upland situated one-fourth (14) of a mile each way from a line drawn from the well to the shore line at the nearest point; nor shall any well be begun within the corporate limits of any municipality without the written consent of the governing authorities thereof. No well shall be begun nearer than two hundred fifty (250) feet from the right of way of any State Highway without the consent of Lessors. The inhibitions of this paragraph shall not apply where producing wells shall have been drilled on lands, not included in this lease, within two hundred fifty (250) feet of the inhibited area.

      Except as may otherwise be provided herein, Lessee shall procure all necessary permits from the Federal Government and assume all responsibilities to the Federal Government incident to the operations of this lease, but the Lessor shall cooperate in securing such permits.

                                      -10-

      Lessee shall have the right at any time to remove all machinery and fixtures placed by Lessee on said leased premises, including the right to withdraw and remove casing.

      Any well or hole, after being drilled, unless in operation, shall be securely capped, or if casing is removed, shall be permanently and tightly sealed to the satisfaction of Trustees in such manner and so placed as to prevent escape of salt water or undesirable material to the surface, or its intrusion into any sub-surface structure bearing water in sufficient quantity and of quality suitable for domestic purposes.

                                      -12-

      Lessee shall bury his pipe line not less than fifteen (15) inches below ground surface, or if water areas are traversed, said pipe line shall be so laid that no obstruction to navigation or use of waterway will result therefrom.

      The rights of either party hereunder may be assigned in whole or in part only after written consent thereto from the Trustees is first obtained; and the provisions hereof shall extend to the successors and assigns of the parties hereto, but no change or division in ownership of land rentals or royalties, however accomplished, shall operate to enlarge or diminish the obligations or the rights of either party. Neither this lease nor the work to be performed hereunder shall in any way limit the right of said Trustees to sell or dispose of, or to lease for other purposes than those herein, any area or areas herein described or any part thereof, covered by this lease, but in case of sale, conveyance or lease by the said Trustees, such sale, conveyance or lease shall be subject to this lease.
      In the event of any legal assignment of this lease as to a segregated portion of the area covered thereby, the rentals payable hereunder shall be apportionable as between the several leasehold owners ratably according to the area of each, and deferment of rental payments by one shall not affect the rights of other leasehold owners hereunder.

      The breach by Lessee of any obligations arising hereunder shall not work as a forfeiture or termination of this lease, nor cause a termination or reversion of the estate created hereby, nor be grounds for cancellation hereof in whole or in part, except as otherwise provided herein and except as forfeiture may be imposed by laws of this State.
      In the event the Trustees consider that operations hereunder are not at any time being conducted in compliance with this lease, said Trustees shall notify Lessee in writing of the facts relied upon as constituting a breach hereof and Lessee, if in default, shall have thirty (30) days after the mailing or sending of such notice in which to commence compliance with the obligations imposed by virtue of this instrument. If Lessee is in fact not complying with the terms of the lease and if commencement of compliance shall not have been undertaken by Lessee within said thirty (30) days, and pursued to the satisfaction of Trustees, said Trustees shall have the right without further notice to declare this lease in default as to any part so affected, and thereupon all rights of Lessee hereunder as to such part shall terminate and cease.

      When drilling or other operations are delayed or interrupted by lack of water, labor or material, or by fire, storm, flood, war, rebellion, insurrection, riot, strike, differences with workmen, or failure of carriers to transport or furnish facilities for transportation, or as a result of some order, requisition or necessity of the Government, or as the result of any cause whatsoever beyond the control of the Lessee, when notice thereof and claim therefor shall have been given to the Trustees within twenty (20) days of the occurrence of the excusing cause, the time of such delay or interruption shall not be counted against Lessee, anything in this lease to the contrary notwithstanding; EXCEPT, HOWEVER, as to requirements with respect to drilling as provided in Chapter 20680, Laws of Florida, Acts of 1941.

      Lessee shall have the right to surrender any portion of any area described herein without in any way impairing its rights under this lease in remaining parts or portions. In the event of surrender of any portion, Lessee shall execute to Trustees a release of the part or parts Lessee desires to surrender.

                                      -17-

      Lessee shall not issue any stock or other securities to finance its obligations hereunder prior to the production of gas, oil or other minerals in paying quantities without the approval of the Trustees unless such issue meets the requirements of the Federal Securities and Exchange Commission or the requirements of the "BLUE SKY LAWS" of any State where such stock may be sold.

                                      -18-

      Lessee assumes responsibility for all damages caused by Lessee's operations and will in all respects save the Trustees harmless on account of anything growing out of this lease, the source of which is the operations of said Lessee.

      No well drilled under the terms of this lease, and capable of producing oil, gas or sulphur in commercial quantities, may be closed and production of oil, gas or sulphur therefrom curtailed, without the written consent of the Trustees.

      Lessee agrees that it will on or before September 1, 1947, start drilling operations on a location to be selected by it in this lease or in Lease No. 224-A, dated December 27, 1944, or in Lease No. 248, dated December 19, 1944, and that it will prosecute the drilling of such well with due diligence. The agreements to drill this well appear in Paragraphs Twenty (20) of this lease, Lease 224-A and Lease 248 and refer to the same well and are not to be construed as cumulative. Lessee further agrees that it will commence drilling operations within the primary term of this lease that it will with due diligence thereafter and upon completion accomplish the drilling of at least 24,000 feet of hole on this lease. Lessee also agrees that thereafter at least one set of tools will be employed continuously during the primary term of Leases 224-A, 224-B and 248 until at least 24,000 feet of hole has been drilled here-under, and that there will not be an interruption of over 120 days, except for force majeure, between the completion of one well and the beginning of drilling operations on another well on one of said leases.

      It is understood that in any of the drilling obligations with respect to the areas covered by this lease, Lessee may acquire the right to drill and may drill on areas contiguous thereto, in which case the said drilling operations will be accepted as compliance with the Lessee's drilling obligations on the areas covered by this lease as to any one Drilling Block conhguous thereto, provided that a 1/8 royalty in the well drilled is assigned to the State without cost to the latter.

      If any sentence, paragraph, clause or provision of this Drilling Lease Number 224-B as modified shall be held subject to any laws of the State of Florida now in effect, and enacted subsequent to October 4, 1941, and therefore invalid, then in such case the rights and obligations of the Lessor and Lessee as to the subject matter of such invalid sentence, paragraph, clause or provision shall be governed by the terms of Drilling Lease Number 224-B prior to modification thereof, except that any time or times fixed for performance on the part of either of the said parties under the terms of the lease before modification corresponding to such invalidated portions shall be extended for a reasonable time after final adjudication of such invalidity to permit reasonable compliance therewith.

      WHEREAS, the United States of America has made claim to the title to some of the areas included within this lease, and

      WHEREAS, the United States of America has filed suit against the State of California, being Number 12 Original, 1945 Term, which suit involves the title to and oil rights of Tidewater Lands of the State of California, but may affect the title to some of the areas included within this lease, and

      WHEREAS, the Trustees recognize that said claim and suit may place a cloud on the title to some of the areas included in this lease, and

      WHEREAS, Lessee does hereby agree to carry out their obligations herein contained without claiming any release from any of said obligations on the basis of the said possible cloud on title except as hereinafter stated, it is hereby agreed by the Trustees that: If a decision adverse to the State of California shall be rendered in said suit by the Supreme Court of the United States, then in such event the Lessee is relieved from any duty to carry out its drilling obligations assumed under this lease as to any five year period except the first five year period hereof on any lands the title to which appears to be affected by such decision and the rentals herein provided for shall be abated proportionately to the extent such decision appears to divest title to part of the lands hereby affected from the State of Florida, until such time as there is a decision rendered by the Supreme Court of the United States quieting title in Lessor or the State of Florida to the areas affected by any adverse decision in the said suit against the State of California; within sixty days after title to said areas is so quieted in Lessor or the State of Florida, Lessee must commence operations to carry out the drilling obligations of this lease and resume payment of the full rentals.

      Lessor finds as a matter of fact that this lease as modified is of material advantage to the State of Florida; that within the primary term 24,000 feet of well hole must be drilled, in addition to payment of rentals, whether the wells are drilled or not, and that it is for the best interest of the Trust Fund administered by the Lessors that exploration for and discovery of oil be accomplished as soon as feasibly possible, and that this lease, as modified, as well as Leases 224-A and 248, as modified, most nearly serve such interest.

      The Trustees also find, and it is agreed, that the modification of this lease is not, and is not intended to be, a new agreement or novation.

      IN WITNESS WHEREOF, the Trustees of the Internal Improvement Fund of the State of Florida, the Lessor, have hereunto subscribed their names and have caused the seal of the Department of Agriculture of the State of Florida to be hereunto affixed, and the Lessee has caused this instrument to be executed in its name by its Vice President, and its corporate seal to be affixed, attested by its Secretary, as of the date aforesaid."

      Executed this 27th day of February, A. D., 1947.

                                      MILLARD F. CALDWELL                 (SEAL)
                                                                Governor

                                      C. M. GAY                           (SEAL)
                                                             Comptroller

                                      J. EDWIN LARSON                     (SEAL)
                                                         State Treasurer

                                      __________________________________  (SEAL)
                                                        Attorney General

                                      NATHAN MAYO                         (SEAL)
                                             Commissioner of Agriculture


                                      ACTING  AS  AND   COMPOSING  THE  TRUSTEES
                                                OF THE INTERNAL IMPROVEMENT FUND
                                                OF THE STATE OF FLORIDA

                                                                  Lessor


                                      COASTAL PETROLEUM COMPANY
                                        (Formerly Arnold Oil Explorations, Inc.)

                                         By J. E. FITZ-PATRICK
                                                        Vice-President.

                                                                  Lessee
Attest:

         BENJAMIN W. HEATH
             Secretary

Signed, Sealed and Delivered in the presence of:

         J. THOMAS GURNEY

         ANNIE LAURA FOSTER

Approved:

         JULIUS F. PARKER